1933 Act File No. 333-215607

1940 Act File No. 811-23227

Syntax ETF Trust

Supplement dated August 26, 2022 to the
Statement of Additional Information,

dated June 2, 2022

Effective immediately, this Supplement amends certain information in the Funds’ Statement of Additional Information dated June 2, 2022 (the "SAI") as indicated below.

***

At a meeting held on August 18, 2022, a majority of the Trustees who are not interested persons of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, (each an "Independent Trustee") appointed Deborah Fuhr as the new Lead Independent Trustee, and further, elected James Nash as Chief Compliance Officer of the Trust, replacing Jack Huntington. Accordingly, the tables under the heading "TRUSTEES AND OFFICERS OF TRUST" in the "MANAGEMENT OF THE TRUST" section of the SAI are deleted in their entirety and replaced with the tables below. In addition, the first paragraph under the "Trustees and Officers" section of the SAI is replaced with the language below to reflect Ms. Fuhr's appointment to the role of Lead Independent Trustee.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Deborah Fuhr (1959)	Lead Independent Trustee	Term: Unlimited Trustee since 2018	Co-Founder and Managing Partner, ETFGI LLP (research and consulting) (2012 to present).	9	Co-Founder and Board Member, Women in ETFs (Not for Profit) (2014 to present); Co-founder and Board Member, Women in ETFs Europe Limited (Educational Association) (2015 to present).
George Hornig (1954)	Independent Trustee and Chairman of the Audit Committee	Term: Unlimited Trustee since 2018	Managing Member, George Hornig, LLC (2017 to present) (investments); Director, Forrester Research, Inc. (technology research company) (1996 to 2018); Senior Managing Director and Chief Operating Officer, The Seed Lab L.P. (investments) (2019 to present).	9

Director, Daniel J. Edelman

Holding (2016 to present)

(communications marketing firm);

Director, Xometry (advanced

manufacturing platform business)

(2014 to present); Director, KBL

Merger Corp IV (2017 to present)

(healthcare acquisition corp).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Richard Lyons (1961)	Independent Trustee and Chairman of the Nominating and Governance Committee	Term: Unlimited Trustee since 2018

Chief Innovation and

Entrepreneurship Officer,

UC Berkeley (since 2020);

Director (2013 to 2016),

Matthews A Share

Selections Fund, LLC

(mutual funds); Professor

and William & Janet

Cronk Chair in Innovative

Leadership (2019), Dean

(2008-19), Haas School of

Business, UC Berkeley;

Haas School of Business,

UC Berkeley; Chief

Learning Officer (2006 to

2008), Goldman Sachs

(investment banking and

investment management);

Executive Associate Dean

(2005 to 2006), Acting

Dean (2004 to 2005),

Professor (2000 to 2004),

Associate Professor (1996

to 2000), Assistant

Professor (1993 to 1996),

Haas School of Business,

UC Berkeley.

				9	Trustee, Matthews International Funds (2009 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stewart Myers (1940)	Independent Trustee	Term: Unlimited Trustee since 2018	Professor, MIT Sloan School of Management (since 2015); Director, Entergy Corp. (2009 to 2015); Principal, The Brattle Group, Inc. (since 1991).	9
Interested Trustees*
Rory Riggs (1953)	Trustee and Chief Executive Officer	Term: Unlimited Trustee since 2017	Founder and Chief Executive Officer, Locus Analytics, LLC (since 2010) (data analytics); Founder and Chief Executive Officer, Syntax Advisors, LLC (Since 2013) (investment advisor); Chief Executive Officer and Founder of Syntax LLC (Since 2009) (index provider and financial analytics management company for Syntax Advisors).	9	Director and Co-Founder, Royalty Pharma (1996 to present) (biopharmaceuticals); Chairman and Co-Founder, Cibus Global, Ltd. (2012 to present) (gene editing agriculture); Director StageZero Life Sciences, fka GeneNews Limited (2000 to present); Director, Intra-Cellular Therapies, Inc. (since 2014); Director, FibroGen, Inc. (1993 to present).

*	*Indicates an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Riggs and Ms. Cuocolo are deemed to be interested persons due to their senior leadership positions with the Funds' investment adviser (Syntax Advisors, LLC) and its Parent (Syntax LLC).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Kathy Cuocolo (1952)	Trustee	Term: Unlimited Trustee since 2018	President and Senior Vice President, Syntax Advisors, LLC and predecessor companies (2014 to 2021); Managing Director, Head of Global ETF Services, BNY Mellon (2008 to 2013); Executive Vice President, State Street (1982 to 2003); Director, Guardian Life Family of Funds (2005 – 2007); Select Sector Trust, Chairman (2000 to 2007); Director, The China Fund (1999 to 2003).	9	Greenbacker Renewable Energy LLC, Audit Chair (2013 to present); Trustee, Monterey Capital (2021 to present) (acquisition corp.).

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
OFFICERS
Rory Riggs (1953)	Chief Executive	Since 2018	See Trustee table above
Carly Arison (1990)	President	Since 2021	President, Senior Vice President, Vice President, and Manager, Syntax Advisors, LLC and predecessor companies (2012 to Present)
David Jaffin (1954)	Treasurer	Since 2019	Partner, B2B CFO® (January 2019 to present); Chief Financial Officer, Poliwogg Holdings, Inc. (October 2012 to August 2018).
James Nash (1981)	Chief Compliance Officer	Since 2022	Mr. Nash currently serves as Director and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) (2016 to present).
Bill Belitsky (1979)	Secretary	Since 2022	Legal counsel to Syntax Advisors LLC (since April 2021); Of Counsel, Paul Hastings LLP (2006 to 2021)

Trustees and Officers. There are 6 members of the Board of Trustees, 4 of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"). Mr. Riggs, an Interested Trustee, serves as Chairman of the Board to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. Ms. Fuhr serves as Lead Independent Trustee and is a spokesperson for and leader of the Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

Please retain this supplement for future reference.